Exhibit 10.1

TERM LOAN AMENDMENT AGREEMENT

This TERM LOAN AMENDMENT AGREEMENT, dated as of August 1, 2013 (this “Amendment Agreement”), is entered into by and among Actavis, Inc., a Nevada corporation (f/k/a Watson Pharmaceuticals, Inc., the “Company”), the Lenders under the Existing Term Loan Credit Agreement (as defined below) that are party hereto (such Lenders, the “Consenting Lenders”, and together with the other Lenders, if any, under the Existing Term Loan Credit Agreement that are not party hereto (such other Lenders that are not party hereto, the “Non-Consenting Lenders”), the “Existing Lenders”), the Eligible Assignees party hereto that are not Existing Lenders (the “New Lenders”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Company, the Existing Lenders, the Administrative Agent and the other entities party thereto entered into that certain Term Loan Credit Agreement, dated as of June 22, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Term Loan Credit Agreement”);

(2) The Company has requested to amend and restate the Existing Term Loan Credit Agreement in the form of the Amended and Restated Actavis Term Loan Credit and Guaranty Agreement attached as Annex A hereto (the “Amended ACT Term Loan Credit Agreement”);

(3) The amendments contemplated by the Amended ACT Term Loan Credit Agreement require the consent of all the Lenders pursuant to Section 10.01 of the Existing Term Loan Credit Agreement;

(4) The Consenting Lenders, the New Lenders and the Administrative Agent are willing to amend the Existing Term Loan Credit Agreement (including all exhibits and schedules thereto) in the form of the Amended ACT Term Loan Credit Agreement upon the terms and conditions set forth herein;

(5) The Non-Consenting Lenders have not approved the requested amendments and, pursuant to Sections 3.06(b) and 10.13 of the Existing Term Loan Credit Agreement, the Company hereby notifies the Administrative Agent and each such Non-Consenting Lender that such Non-Consenting Lender must assign and delegate, all of its interests, rights and obligations under the Existing Term Loan Credit Agreement and the related Loan Documents, including, without limitation, such Non-Consenting Lender’s Loans, to the Consenting Lenders that agree to assume such Loans and the New Lenders that shall assume such obligations, in each case pursuant to Section 2 below; and

(6) In accordance with Sections 3.06(b), 10.01, 10.06 and 10.13 of the Existing Term Loan Credit Agreement, the Administrative Agent, the Consenting Lenders, the New Lenders and the Company have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

1

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders, the New Lenders and the Company hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Existing Term Loan Credit Agreement.

SECTION 2. Replacement of Non-Consenting Lenders. If any Existing Lender declines or fails to consent to this Amendment Agreement by returning an executed counterpart hereof to the Administrative Agent prior to 5:00 p.m. (New York City time), on August 1, 2013, then pursuant to Sections 3.06(b) and 10.13 of the Existing Term Loan Credit Agreement, such Existing Lender shall be replaced and the Loans and other Obligations purchased and assumed by either (x) a New Lender or (y) a Consenting Lender which is willing to increase its Loans (identified on Schedule 1 by an asterisk), in each case as evidenced by its execution and delivery of this Amendment Agreement (which will also be deemed to be its execution and delivery of an Assignment and Assumption substantially in the form of Exhibit B to the Existing Term Loan Credit Agreement as an “Assignee” as defined therein and thereunder, agreeing in such capacity to all the terms therein applicable to it), and effective on the Closing Date (as defined in the Amended ACT Term Loan Credit Agreement). The Administrative Agent agrees that notwithstanding the provisions of Section 10.13 of the Existing Term Loan Credit Agreement, the Company shall not be required to pay to the Administrative Agent any assignment fee in connection with the replacement of Non-Consenting Lenders. Each Consenting Lender and each New Lender hereby agrees that, with respect to any Assignment and Assumption entered into by such Lender on and after the effectiveness of this Amendment Agreement, each assignee thereunder shall expressly agree to be a Consenting Lender for purposes of this Amendment Agreement, and shall be evidenced by an Assignment and Acceptance in the form attached as Annex B hereto.

SECTION 3. Amendment and Restatement of the Existing Term Loan Credit Agreement. The Administrative Agent, each Consenting Lender, each New Lender and the Company hereby agree that, subject solely to satisfaction (or waiver) of the conditions precedent set forth in Section 4.01 of the Amended ACT Term Loan Credit Agreement, the Existing Term Loan Credit Agreement is amended and restated in full as set forth in the form of Amended ACT Term Loan Credit Agreement and shall be replaced and superseded in all respects by the terms and provisions of the Amended ACT Term Loan Credit Agreement. The Administrative Agent is directed to date and execute the Amended ACT Term Loan Credit Agreement for and on behalf of the Lenders (as defined in the Amended ACT Term Loan Credit Agreement). The percentage of Loans held by each Lender under the Amended ACT Term Loan Credit Agreement is the percentage opposite such Lender’s name as set forth on Schedule 1 hereto, unless such amount is adjusted from time to time prior to the Closing Date (as defined in the Amended ACT Term Loan Agreement) in accordance with Agreement and the Existing Term Loan Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment Agreement and the commitment of each Consenting Lender and New Lender, as applicable, to replace each Non-Consenting Lender pursuant to Sections 3.06(b) and 10.13 of the Existing Term Loan Credit Agreement and Section 2 of this Amendment Agreement shall become effective upon receipt by the Administrative Agent of executed counterparts of this Amendment Agreement by a Responsible Officer of the Company and a duly authorized officer of (w) the Administrative Agent, (x) the Consenting Lenders constituting at least the Required Lenders under the Existing Term Loan Credit Agreement, (y) each other Consenting Lender and (z) each of the New Lenders.

Upon such effectiveness, (i) this Amendment Agreement shall be a binding agreement between the parties hereto and their permitted assigns under the Existing Term Loan Credit Agreement, and (ii) each party hereto agrees that their commitments and consents to this Amendment Agreement, once delivered, are irrevocable and may not be withdrawn. The Administrative Agent shall promptly notify the Company and the Lenders of the Amendment Effective Date in writing, and such notice shall be conclusive and binding.

2

SECTION 5. Representations and Warranties. The Company hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by it of this Amendment Agreement has been duly authorized by all necessary corporate action, and (ii) this Amendment Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and the effect of general principals of equity, whether applied by a court of law or equity.

SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other form of written electronic communication of an executed counterpart of a signature page to this Amendment Agreement shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

SECTION 7. Governing Law. This Amendment Agreement will be governed by, and construed in accordance with, the law of the State of New York.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Jurisdiction; Consent to Service of Process.

(a) Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any related party of the foregoing in any way relating to this Amendment Agreement or the transactions relating hereto, in any forum other than the courts of the state of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in and such New York State Court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Amendment Agreement will affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment Agreement or any of the transactions contemplated hereby against the Company or its properties in the courts of any jurisdiction for the purpose of enforcement of a judgment.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of

3

any action or proceeding arising out of or relating to this Amendment Agreement or any of the transactions contemplated hereby in any court referred to in Section 9(a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ACTAVIS, INC.

By:	/s/ David Buchen

	Name:	David Buchen
	Title:	Chief Legal Officer – Global and Secretary

Signature Page to Term Loan Amendment Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer

	Name:	Robert Rittelmeyer
	Title:	Vice President

BANK OF AMERICA, N.A., as Consenting Lender

By:	/s/ Robert LaPorte

	Name:	Robert LaPorte
	Title:	Vice President

Signature Page to Term Loan Amendment Agreement

JPMorgan Chase Bank, N.A. as Consenting Lender

By:	/s/ Philip Mousin

	Name:	Philip Mousin
	Title:	Credit Executive

Signature Page to Term Loan Amendment Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as Consenting Lender

By:	/s/ Jaime Sussman

	Name:	Jaime Sussman
	Title:	VP

Signature Page to Term Loan Amendment Agreement

Mizuho Bank, Ltd.,
as Consenting Lender

By:	/s/ Bertram Tang

	Name:	Bertram Tang
	Title:	Authorized Signatory

Signature Page to Term Loan Amendment Agreement

HSBC Bank USA, N.A.,
as Consenting Lender

By:	/s/ Robert Moravec

	Name:	Robert Moravec
	Title:	Senior Relationship Manager

Signature Page to Term Loan Amendment Agreement

Sumitomo Mitsui Banking Corporation,
as Consenting Lender

By:	/s/ David W. Kee

	Name:	David W. Kee
	Title:	Managing Director

Signature Page to Term Loan Amendment Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as Consenting Lender

By:	/s/ William McGinty

	Name:	William McGinty
	Title:	Director

Signature Page to Term Loan Amendment Agreement

U.S. BANK, NATIONAL ASSOCIATION,
as Consenting Lender

By:	/s/ Michael West

	Name:	Michael West
	Title:	Vice President

Signature Page to Term Loan Amendment Agreement

Wells Fargo Bank, N.A.,
as Consenting Lender

By:	/s/ Monique Gasque

	Name:	Monique Gasque
	Title:	Vice President

Signature Page to Term Loan Amendment Agreement

TD Bank, N.A.,
as Consenting Lender

By:	/s/ Shivani Agarwal

	Name:	Shivani Agarwal
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

LLOYDS TSB BANK PLC,
as Consenting Lender

By:	/s/ Joel Slomko

	Name:	Joel Slomko
	Title:	Assistant Vice President – G088

By:	/s/ Dennis McClellan

	Name:	Dennis McClellan
	Title:	Assistant Vice President – M040

Signature Page to Term Loan Amendment Agreement

DNB BANK ASA, GRAND CAYMAN BRANCH
as Consenting Lender

By:	/s/ Kristie Li

	Name:	Kristie Li
	Title:	First Vice President

By:	/s/ Thomas Tangen

	Name:	Thomas Tangen
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

SOVEREIGN BANK, N.A.
as Consenting Lender

By:	/s/ John W. Deegan

	Name:	John W. Deegan
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
as Consenting Lender

By:	/s/ Robert Grillo

	Name:	Robert Grillo
	Title:	Director

Signature Page to Term Loan Amendment Agreement

ARAB BANKING CORPORATION (B.S.C.),
as Consenting Lender

By:	/s/ Gautier Strub

	Name:	Gautier Strub
	Title:	Vice President

By:	/s/ Lana Chervonskaya

	Name:	Lana Chervonskaya
	Title:	Vice President

Signature Page to Term Loan Amendment Agreement

ATLANTIC CAPITAL BANK, as Consenting Lender

By:	/s/ J. Christopher Deisley

	Name:	J. Christopher Deisley
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

BANK HAPOALIM B.M. as Consenting Lender

By:	/s/ Helen H. Gateson

	Name:	Helen H. Gateson
	Title:	Vice President

By:	/s/ Charles McLaughlin

	Name:	Charles McLaughlin
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

BANK LEUMI USA, as Consenting Lender

By:	/s/ Noam Katz

	Name:	Noam Katz
	Title:	VP

By:	/s/ Shlomi Halevy

	Name:	Shlomi Halevy
	Title:	AVP

Signature Page to Term Loan Amendment Agreement

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as Consenting Lender

By:	/s/ Shelley He

	Name:	Shelley He
	Title:	Deputy General Manager

Signature Page to Term Loan Amendment Agreement

BANK OF TAIWAN, LOS ANGELES BRANCH, as Consenting Lender

By:	/s/ Chie-Shen Tsao

	Name:	Chie Shen Tsao
	Title:	AVP & DGM

Signature Page to Term Loan Amendment Agreement

BankUnited NA, as Consenting Lender

By:	/s/ Charles J. Klenk

	Name:	Charles J. Klenk
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

Chang Hwa Commercial Bank, New York Branch, as Consenting Lender

By:	/s/ Eric Y.S. Tsai

	Name:	Eric Y.S. Tsai
	Title:	V.P. & G.M.

Signature Page to Term Loan Amendment Agreement

THE CHIBA BANK, LTD., NEW YORK BRANCH, as Consenting Lender

By:	/s/ Katsunori Uematsu

	Name:	Katsunori Uematsu
	Title:	General Manager

Signature Page to Term Loan Amendment Agreement

CHINATRUST COMMERCIAL BANK NEW YORK BRANCH, as Consenting Lender

By:	/s/ Ralph Wu

	Name:	Ralph Wu
	Title:	SVP & General Manager

Signature Page to Term Loan Amendment Agreement

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY, as Consenting Lender

By:	/s/ Henry Hsieh

	Name:	Henry Hsieh
	Title:	Assistant Vice President

Signature Page to Term Loan Amendment Agreement

Land Bank of Taiwan Los Angeles Branch, as Consenting Lender

By:	/s/ Henry C.R. Leu

	Name:	Henry C.R. Leu
	Title:	SVP and General Manager

Signature Page to Term Loan Amendment Agreement

Manufacturers Bank, as Consenting Lender

By:	/s/ Sean Walker

	Name:	Sean Walker
	Title:	Senior Vice President

Signature Page to Term Loan Amendment Agreement

Mega International Commercial Bank Co., Ltd. Los Angeles Branch, as Consenting Lender

By:	/s/ Hsiao-Ho Huang

	Name:	Hsiao-Ho Huang
	Title:	SVP & GM

Signature Page to Term Loan Amendment Agreement

Mega International Commercial Bank Co., Ltd. New York Branch, as Consenting Lender

By:	/s/ Luke Hwang

	Name:	Luke Hwang
	Title:	VP & Deputy GM

Signature Page to Term Loan Amendment Agreement

Mercantil Commercebank N.A.
as Consenting Lender

By:	/s/ Alejandro Garrote

	Name:	Alejandro Garrote
	Title:	Middle Market Loan Officer

By:	/s/ Fernando Mesia

	Name:	Fernando Mesia
	Title:	SVP Middle Market Manager

Signature Page to Term Loan Amendment Agreement

METLIFE INSURANCE COMPANY OF CONNECTICUT,
as Consenting Lender

By: Metropolitan Life Insurance Company, its investment manager

By:	/s/ Matthew McInerny

	Name:	Matthew McInerny
	Title:	Managing Director

Signature Page to Term Loan Amendment Agreement

METROPOLITAN LIFE INSURANCE COMPANY
as Consenting Lender

By:	/s/ Matthew McInerny

	Name:	Matthew McInerny
	Title:	Managing Director

Signature Page to Term Loan Amendment Agreement

TAIWAN COOPERATIVE BANK CO. LTD.,
ACTING THROUGH ITS LOS ANGELES BRANCH, as Consenting Lender

By:	/s/ Li-Hua Huang

	Name:	Li-Hua Huang
	Title:	VP & General Manager

Signature Page to Term Loan Amendment Agreement

WOODFOREST NATIONAL BANK,
as Consenting Lender

By:	/s/ Stephen Andersen

	Name:	Stephen Andersen
	Title:	SVP

Signature Page to Term Loan Amendment Agreement

CITY NATIONAL BANK, N.A.,
as Consenting Lender

By:	/s/ Charles Hill

	Name:	Charles Hill
	Title:	Vice President

Signature Page to Term Loan Amendment Agreement

Annex A

to the Term Loan Amendment Agreement

Annex A

[Form of Amended ACT Term Loan Credit Agreement]

See attached.

Annex B

to the Term Loan Amendment Agreement

Annex B

[Form of Assignment and Assumption]

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

By accepting the Assigned Interest, the Assignee agrees that, for purposes of the Term Loan Amendment Agreement dated as of August 1, 2013 among the Borrower, the Administrative Agent, the Lenders parties thereto, including the Assignor, it shall be a Consenting Lender and shall be bound by the terms of such Term Loan Amendment Agreement as if an original signatory thereto.

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower:	Actavis, Inc., a Nevada corporation (f/k/a Watson Pharmaceuticals, Inc.)

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.

Credit Agreement: Term Loan Credit Agreement, dated as of June 22, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time; the terms defined therein being used herein as therein defined), among Actavis, Inc., a Nevada corporation (f/k/a Watson Pharmaceuticals, Inc., the “Company”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

6.	Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Loans for all Lenders[7]	Amount of Loans Assigned	Percentage Assigned of Loans[8]
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date: ][9]

[Signature Page Follows]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[8]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.
[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and]10 Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Consented to:]11

ACTAVIS, INC.

By:
Name:
Title:

[10]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[11]	To be added only if the consent of the Company is required by the terms of the Credit Agreement.

ANNEX 1

TO ASSIGNMENT AND ASSUMPTION

Term Loan Credit Agreement, dated as of June 22, 2012 among Actavis, Inc., a Nevada corporation (f/k/a Watson Pharmaceuticals, Inc.), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), and (vii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements of the Company delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has independently and without reliance upon the Company, any of its Subsidiaries or Affiliates, the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Company, any of its Subsidiaries or Affiliates, the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic transmission (including “.pdf” and “.tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Schedule 1

to the Term Loan Amendment Agreement

Schedule 1

Percentage of Loans of Consenting Lenders and New Lenders

	Lender	Percentage of Loans
1.	Bank of America, N.A.	12.500000002%

2.	JPMorgan Chase Bank, N.A.	10.000000000%

3.	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	5.111111111%

4.	Mizuho Bank, Ltd.	5.111111111%

*5.	HSBC Bank USA, N.A.	3.868055555%

*6.	Sumitomo Mitsui Banking Corporation	9.444444445%

7.	The Royal Bank of Scotland plc	2.479166667%

8.	U.S. Bank National Association	2.222222223%

9.	Wells Fargo Bank, N.A.	12.500000000%

*10.	TD Bank, N.A.	4.979166667%

*11.	Lloyds TSB Bank plc	5.619281045%

12.	DNB Bank ASA, Grand Cayman Branch	3.145866666%

13.	Sovereign Bank, N.A.	2.777777777%

14.	Australia and New Zealand Banking Group Limited	3.888888889%

15.	Arab Banking Corporation (B.S.C.)	1.169934641%

16.	Atlantic Capital Bank	0.294117647%

17	Bank Hapoalim B.M.	1.111111111%

18.	Bank Leumi USA	0.833333333%

19.	Bank of Communications Co., Ltd., New York Branch	0.833333333%

20.	Bank of Taiwan, Los Angeles Branch	0.555555555%

21.	BankUnited NA	0.555555556%

Sch. 1 - 1

	Lender	Percentage of Loans
22.	Chang Hwa Commercial Bank, New York Branch	1.111111111%

23.	The Chiba Bank, Ltd., New York Branch	0.277777777%

24.	ChinaTrust Commercial Bank New York Branch	0.416666667%

25.	City National Bank, N.A.	0.833333333%

26.	Hua Nan Commercial Bank, Ltd. New York Agency	0.833333333%

27.	Land Bank of Taiwan Los Angeles Branch	1.388888889%

28.	Manufacturers Bank	0.555555555%

29.	Mega International Commercial Bank Co., Ltd. Los Angeles Branch	0.555555555%

30.	Mega International Commercial Bank Co., Ltd New York Branch	0.555555555%

31.	Mercantil Commercebank N.A.	0.833333333%

32.	MetLife Insurance Company of Connecticut	1.388888888%

33.	Metropolitan Life Insurance Company	0.388888889%

34.	Taiwan Cooperative Bank Co. Ltd., acting through its Los Angeles Branch	1.388888889%

35.	Woodforest National Bank	0.4722222223%

	Total:	100.000000000%

*	Indicates New Lender or Consenting Lender with an increased percentage.

Sch. 1 - 2